UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 9, 2020

MDC Holdings Inc
(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

                                                  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	552676108	New York Stock Exchange
5⅝% Senior Notes due February 2020	552676AP3	New York Stock Exchange
6% Senior Notes due January 2043	552676AQ1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

On January 9, 2020, M.D.C. Holdings, Inc. (the “Company”) completed the issuance of $300 million of 3.850% Senior Notes due January 15, 2030 (the “Notes”), in accordance with terms previously announced. The offering was made pursuant to the Company’s registration statement on Form S-3ASR (Registration No. 333-232327), as supplemented by the prospectus supplement dated January 6, 2020. The Notes were issued pursuant to the Indenture dated as of December 3, 2002, among the Company, the guarantors named therein and U.S. Bank National Association, as Trustee, as supplemented by the supplemental indenture dated as of January 9, 2020 (the “Supplemental Indenture”).

ITEM 8.01. OTHER EVENTS

In connection with the offering and sale of the Notes described under Item 2.03 above, Sherman & Howard L.L.C. and Miles & Stockbridge P.C., respectively, provided the Company with the legal opinions attached as Exhibit 5.1 and Exhibit 5.2 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture dated as of December 3, 2002, by and among the Company and U.S. Bank National Association (incorporated by reference to Exhibit 4.2 of the Company’s Form S-3/A filed on September 1, 2004).

4.2	Supplemental Indenture dated as of January 9, 2020, among the Company, the guarantors named therein and U.S. Bank National Association, as Trustee.

5.1	Opinion of Sherman & Howard L.L.C.

5.2	Opinion of Miles & Stockbridge P.C.

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: January 9, 2020	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

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